United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2026

ABUNDIA GLOBAL IMPACT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd., Suite 1305

Houston, Texas 77056

(Address of principal executive offices, including zip code)

713-322-8818

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGIG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 2, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of Abundia Global Impact Group, Inc. (the “Company”) concluded that the unaudited consolidated interim financial statements included in the Quarterly Report on Form 10-Q for the three and nine month periods ended September 30, 2025 (the “Non-Reliance Periods”), should no longer be relied upon due to an understatement in the Company’s general and administrative expenses. The Audit Committee’s conclusion was made in consultation with the Company’s independent registered public accounting firm, CBIZ CPAs P.C. (“CBIZ CPAs”). The Company’s management and the Audit Committee have discussed with CBIZ CPAs the matters disclosed in this filing.

In connection with a share exchange between the Company, Abundia Financial, LLC, a Delaware limited liability company (“Abundia Financial”), and Bower Family Holdings, LLC, a North Carolina limited liability company (“BFH”, and together with Abundia Financial, the “AGIG Unitholders”), on July 1, 2025, pursuant to which the Company acquired all of the outstanding units of Abundia Global Impact Group, LLC, a Delaware limited liability company (“AGIG”), from the AGIG Unitholders in exchange for issuing to the AGIG Unitholders shares of the Company’s common stock, par value $0.001 (“Common Stock”), Univest Securities, LLC (“Univest”) received 3.5% of the shares of Common Stock issued to Abundia Financial as a success fee. The total number of shares of Common Stock allocated to Univest was 1,112,231, which based on the closing per share price of $11.14, equated to a cost of $12,390,253.34. This cost was disclosed in Note 5 – Acquisition but was unintentionally omitted from the total general and administrative expense line item on the income statement in the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2025, which, when corrected, will result in a corresponding increase in net loss and comprehensive loss as well as a corresponding increase in additional paid-in capital on the Company’s statement of shareholders’ equity for the period. There will be no overall change to the Company’s statement of cash flows.

The Company’s management is currently making the necessary corrections. The Company will disclose in a to-be-filed amended Quarterly Report on Form 10-Q, the restated unaudited condensed interim financial statements for the Non-Reliance Periods. Any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABUNDIA GLOBAL IMPACT GROUP, INC.

Dated: February 6, 2026
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer